                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

         Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               ------------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               ------------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM INVESTMENT
FUNDS (INVESCO                                                        EFFECTIVE  EXPIRATION
INVESTMENT FUNDS                   WAIVER DESCRIPTION                   DATE        DATE
----------------     ------------------------------------------------ ---------- ----------
Invesco Global       Invesco will waive advisory fees in an amount    12/17/2013 12/31/2015
Targeted Returns     equal to the advisory fees earned on underlying
Fund                 affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                  EFFECTIVE EXPIRATION
SERIES TRUST)                      WAIVER DESCRIPTION                   DATE       DATE
-------------------- ------------------------------------------------ --------- ----------
Premier Portfolio    Invesco will waive advisory fees in the amount   2/1/2011  12/31/2014
                     of 0.07% of the Fund's average daily net assets
Premier U.S.         Invesco will waive advisory fees in the amount   2/1/2011  12/31/2014
Government Money     of 0.07% of the Fund's average daily net assets
Portfolio

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          -----------------------------------------------------------

PORTFOLIO                                             EFFECTIVE DATE           COMMITTED UNTIL
---------                                        ------------------------  ------------------------
Invesco American Franchise Fund                     February 12, 2010         December 31, 2014
Invesco California Tax-Free Income Fund             February 12, 2010         December 31, 2014
Invesco Core Plus Bond Fund                            June 2, 2009           December 31, 2014
Invesco Equally-Weighted S&P 500 Fund               February 12, 2010         December 31, 2014
Invesco Equity and Income Fund                      February 12, 2010         December 31, 2014
Invesco Floating Rate Fund                             July 1, 2007           December 31, 2014
Invesco Global Real Estate Income Fund                 July 1, 2007           December 31, 2014
Invesco Growth and Income Fund                      February 12, 2010         December 31, 2014
Invesco Low Volatility Equity Yield Fund               July 1, 2007           December 31, 2014
Invesco Pennsylvania Tax Free Income Fund           February 12, 2010         December 31, 2014
Invesco S&P 500 Index Fund                          February 12, 2010         December 31, 2014
Invesco Small Cap Discovery Fund                    February 12, 2010         December 31, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                    ---------------------------------------

PORTFOLIO                                             EFFECTIVE DATE           COMMITTED UNTIL
---------                                        ------------------------  ------------------------
Invesco Charter Fund                                   July 1, 2007           February 28, 2015
Invesco Disciplined Equity Fund                       July 14, 2009           February 28, 2015
Invesco Diversified Dividend Fund                      July 1, 2007           February 28, 2015
Invesco Summit Fund                                    July 1, 2007           February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                     -------------------------------------

FUND                                                  EFFECTIVE DATE           COMMITTED UNTIL
----                                             ------------------------  ------------------------
Invesco European Small Company Fund                    July 1, 2007             April 30, 2015
Invesco Global Core Equity Fund                        July 1, 2007             April 30, 2015
Invesco International Small Company Fund               July 1, 2007             April 30, 2015
Invesco Small Cap Equity Fund                          July 1, 2007             April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                   -----------------------------------------

FUND                                                  EFFECTIVE DATE           COMMITTED UNTIL
----                                             ------------------------  ------------------------
Invesco Convertible Securities Fund                 February 12, 2010           April 30, 2015
Invesco Global Low Volatility Equity Yield Fund        July 1, 2007             April 30, 2015
Invesco Mid Cap Core Equity Fund                       July 1, 2007             April 30, 2015
Invesco Small Cap Growth Fund                          July 1, 2007             April 30, 2015
Invesco U.S. Mortgage Fund                          February 12, 2010           April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
      -------------------------------------------------------------------

FUND                                                  EFFECTIVE DATE           COMMITTED UNTIL
----                                             ------------------------  ------------------------
Invesco Asia Pacific Growth Fund                       July 1, 2007           February 28, 2015
Invesco European Growth Fund                           July 1, 2007           February 28, 2015
Invesco Global Growth Fund                             July 1, 2007           February 28, 2015
Invesco Global Opportunities Fund                     August 3, 2012          February 28, 2015
Invesco Global Small & Mid Cap Growth Fund             July 1, 2007           February 28, 2015
Invesco International Core Equity Fund                 July 1, 2007           February 28, 2015
Invesco International Growth Fund                      July 1, 2007           February 28, 2015
Invesco Select Opportunities Fund                     August 3, 2012          February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                -----------------------------------------------

FUND                                                       EFFECTIVE DATE       COMMITTED UNTIL
----                                                    ---------------------  -----------------
Invesco All Cap Market Neutral Fund                       December 17, 2013    December 31, 2015
Invesco Balanced-Risk Allocation Fund*                      May 29, 2009       February 28, 2015
Invesco Balanced-Risk Commodity Strategy Fund**           November 29, 2010    February 28, 2015
Invesco China Fund                                          July 1, 2007       February 28, 2015
Invesco Developing Markets Fund                             July 1, 2007       February 28, 2015
Invesco Emerging Markets Equity Fund                        May 11, 2011       February 28, 2015
Invesco Emerging Market Local Currency Debt Fund            June 14, 2010      February 28, 2015
Invesco Endeavor Fund                                       July 1, 2007       February 28, 2015
Invesco Global Health Care Fund                             July 1, 2007       February 28, 2015
Invesco Global Market Neutral Fund                        December 17, 2013    December 31, 2015
Invesco Global Markets Strategy Fund                     September 25, 2012    February 28, 2015
Invesco Global Targeted Returns Fund                      December 17, 2013    December 31, 2015
Invesco International Total Return Fund                     July 1, 2007       February 28, 2015
Invesco Long/Short Equity Fund                            December 17, 2013    December 31, 2015
Invesco Low Volatility Emerging Markets Fund              December 17, 2013    December 31, 2015
Invesco Macro International Equity Fund                   December 17, 2013    December 31, 2015
Invesco Macro Long/Short Fund                             December 17, 2013    December 31, 2015
Invesco Pacific Growth Fund                               February 12, 2010    February 28, 2015
Invesco Premium Income Fund                               December 13, 2011    February 28, 2015
Invesco Select Companies Fund                               July 1, 2007       February 28, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
     ---------------------------------------------------------------------

FUND                                                       EFFECTIVE DATE      COMMITTED UNTIL
----                                                    ---------------------  ---------------
Invesco Corporate Bond Fund                               February 12, 2010     June 30, 2014
Invesco Dynamics Fund                                       July 1, 2007        June 30, 2014
Invesco Global Real Estate Fund                             July 1, 2007        June 30, 2014
Invesco High Yield Fund                                     July 1, 2007        June 30, 2014
Invesco Limited Maturity Treasury Fund                      July 1, 2007        June 30, 2014
Invesco Money Market Fund                                   July 1, 2007        June 30, 2014
Invesco Municipal Bond Fund                                 July 1, 2007        June 30, 2014
Invesco Real Estate Fund                                    July 1, 2007        June 30, 2014
Invesco Short Term Bond Fund                                July 1, 2007        June 30, 2014
Invesco U.S. Government Fund                                July 1, 2007        June 30, 2014

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               SUB-ITEM 77Q1(e)
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                    ---------------------------------------

FUND                                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                               ---------------------  ---------------------
Invesco American Value Fund                          February 12, 2010        June 30, 2014
Invesco Comstock Fund                                February 12, 2010        June 30, 2014
Invesco Energy Fund                                    July 1, 2007           June 30, 2014
Invesco Dividend Income Fund                           July 1, 2007           June 30, 2014
Invesco Gold & Precious Metals Fund                    July 1, 2007           June 30, 2014
Invesco Mid Cap Growth Fund                          February 12, 2010        June 30, 2014
Invesco Small Cap Value Fund                         February 12, 2010        June 30, 2014
Invesco Technology Fund                                July 1, 2007           June 30, 2014
Invesco Technology Sector Fund                       February 12, 2010        June 30, 2014
Invesco Value Opportunities Fund                     February 12, 2010        June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                -----------------------------------------------

FUND                                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                               ---------------------  ---------------------
Invesco High Yield Municipal Fund                    February 12, 2010        June 30, 2014
Invesco Intermediate Term Municipal Income Fund      February 12, 2010        June 30, 2014
Invesco Municipal Income Fund                        February 12, 2010        June 30, 2014
Invesco New York Tax Free Income Fund                February 12, 2010        June 30, 2014
Invesco Tax-Exempt Cash Fund                           July 1, 2007           June 30, 2014
Invesco Tax-Free Intermediate Fund                     July 1, 2007           June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
        ---------------------------------------------------------------

FUND                                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                               ---------------------  ---------------------
Invesco V.I. American Franchise Fund                 February 12, 2010       April 30, 2015
Invesco V.I. American Value Fund                     February 12, 2010       April 30, 2015
Invesco V.I. Balanced-Risk Allocation Fund***        December 22, 2010       April 30, 2015
Invesco V.I. Comstock Fund                           February 12, 2010       April 30, 2015
Invesco V.I. Core Equity Fund                          July 1, 2007          April 30, 2015
Invesco V.I. Diversified Dividend Fund               February 12, 2010       April 30, 2015
Invesco V.I. Diversified Income Fund                   July 1, 2007          April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund           February 12, 2010       April 30, 2015
Invesco V.I. Equity and Income Fund                  February 12, 2010       April 30, 2015
Invesco V.I. Global Core Equity Fund                 February 12, 2010       April 30, 2015
Invesco V.I. Global Health Care Fund                   July 1, 2007          April 30, 2015
Invesco V.I. Global Real Estate Fund                   July 1, 2007          April 30, 2015
Invesco V.I. Government Securities Fund                July 1, 2007          April 30, 2015
Invesco V.I. Growth and Income Fund                  February 12, 2010       April 30, 2015
Invesco V.I. High Yield Fund                           July 1, 2007          April 30, 2015
Invesco V.I. International Growth Fund                 July 1, 2007          April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund                  July 1, 2007          April 30, 2015
Invesco V.I. Money Market Fund                         July 1, 2007          April 30, 2015
Invesco V.I. S&P 500 Index Fund                      February 12, 2010       April 30, 2015
Invesco V.I. Small Cap Equity Fund                     July 1, 2007          April 30, 2015
Invesco V.I. Technology Fund                           July 1, 2007          April 30, 2015
Invesco V.I. Utilities Fund                            July 1, 2007          April 30, 2015
Invesco V.I. Value Opportunities Fund                  July 1, 2007          April 30, 2015

--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST
                           ------------------------

FUND                                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                               ---------------------  ---------------------
Invesco Balanced-Risk Aggressive Allocation Fund     January 16, 2013       February 28, 2015

                               CLOSED-END FUNDS
                               ----------------

FUND                                                  EFFECTIVE DATE         COMMITTED UNTIL
----                                               ---------------------  ---------------------
Invesco Municipal Income Opportunities Trust           June 1, 2010           June 30, 2014
Invesco Quality Municipal Income Trust                 June 1, 2010           June 30, 2014
Invesco Value Municipal Income Trust                   June 1, 2010           June 30, 2014

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               -------------------------
       Title:  Senior Vice President
                                                        as of December 17, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/
                         -----------------------------

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                                 ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2013       June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2013       June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2013       June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2013       June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2013       June 30, 2014
   Class R6 Shares                                   Contractual     1.75%        July 1, 2013       June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2013       June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012       June 30, 2014
Invesco Core Plus Bond Fund
   Class A Shares                                    Contractual     0.75%        June 6, 2011     December 31, 2013
   Class B Shares                                    Contractual     1.50%        June 6, 2011     December 31, 2013
   Class C Shares                                    Contractual     1.50%        June 6, 2011     December 31, 2013
   Class R Shares                                    Contractual     1.00%        June 6, 2011     December 31, 2013
   Class R5 Shares                                   Contractual     0.50%        June 6, 2011     December 31, 2013
   Class R6 Shares                                   Contractual     0.50%     September 24, 2012  December 31, 2013
   Class Y Shares                                    Contractual     0.50%        June 6, 2011     December 31, 2013
Invesco Core Plus Bond Fund
   Class A Shares                                    Contractual     0.84%      January 1, 2014    December 31, 2014
   Class B Shares                                    Contractual     1.59%      January 1, 2014    December 31, 2014
   Class C Shares                                    Contractual     1.59%      January 1, 2014    December 31, 2014
   Class R Shares                                    Contractual     1.09%      January 1, 2014    December 31, 2014
   Class R5 Shares                                   Contractual     0.59%      January 1, 2014    December 31, 2014
   Class R6 Shares                                   Contractual     0.59%      January 1, 2014    December 31, 2014
   Class Y Shares                                    Contractual     0.59%      January 1, 2014    December 31, 2014
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012       June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012       June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012       June 30, 2014
Invesco Equity and Income Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012       June 30, 2014
   Class R Shares                                    Contractual     1.75%        July 1, 2012       June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012       June 30, 2014
   Class R6 Shares                                   Contractual     1.25%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012       June 30, 2014
Invesco Floating Rate Fund
   Class A Shares                                    Contractual     1.50%       April 14, 2006      June 30, 2014
   Class C Shares                                    Contractual     2.00%       April 14, 2006      June 30, 2014
   Class R Shares                                    Contractual     1.75%       April 14, 2006      June 30, 2014
   Class R5 Shares                                   Contractual     1.25%       April 14, 2006      June 30, 2014
   Class R6 Shares                                   Contractual     1.25%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     1.25%      October 3, 2008      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- --------------
Invesco Global Real Estate Income Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014
Invesco Growth and Income Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
Invesco Low Volatility Equity Yield Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2012     June 30, 2014
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class S Shares                                    Contractual     1.90%     September 25, 2009  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- --------------
Invesco Disciplined Equity Fund
   Class Y Shares                                    Contractual     1.75%       July 14, 2009     June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2013     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2013     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2013     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2013     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2013     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%        July 1, 2013     June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2013     June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2013     June 30, 2014
Invesco Summit Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class P Shares                                    Contractual     1.85%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class S Shares                                    Contractual     1.90%     September 25, 2009  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2013     June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2013     June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2013     June 30, 2014
   Class R Shares                                    Contractual     2.50%        July 1, 2013     June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2013     June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2013     June 30, 2014
Invesco International Small Company Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     2.00%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco Small Cap Equity Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                                 ------------  ----------  ------------------- ------------------
Invesco Alternative Strategies Fund
   Class A Shares                                    Contractual     0.82%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     1.57%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     1.07%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     0.57%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     0.57%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     0.57%     December 17, 2013   December 31, 2015
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                    Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                                   Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                                   Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                                    Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                                   Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                                   Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                                   Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                                    Contractual     0.00%      November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                    Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                                   Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                                   Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                                    Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                                   Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                                   Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                                   Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                                    Contractual     0.00%      November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                    Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                                   Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                                   Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                                    Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                                   Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                                   Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                                   Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                                    Contractual     0.00%      November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                    Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                                   Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                                    Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                                   Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                                    Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                                   Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                                   Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                                   Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                                    Contractual     0.00%      November 4, 2009    April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                    Contractual     0.25%      November 4, 2009   April 30, 2015
   Class AX Shares                                   Contractual     0.25%     February 12, 2010   April 30, 2015
   Class B Shares                                    Contractual     1.00%      November 4, 2009   April 30, 2015
   Class C Shares                                    Contractual     1.00%      November 4, 2009   April 30, 2015
   Class CX Shares                                   Contractual     1.00%     February 12, 2010   April 30, 2015
   Class R Shares                                    Contractual     0.50%      November 4, 2009   April 30, 2015
   Class R5 Shares                                   Contractual     0.00%      November 4, 2009   April 30, 2015
   Class R6 Shares                                   Contractual     0.00%     September 24, 2012  April 30, 2015
   Class RX Shares                                   Contractual     0.50%     February 12, 2010   April 30, 2015
   Class Y Shares                                    Contractual     0.00%      November 4, 2009   April 30, 2015
Invesco Conservative Allocation Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class S Shares                                    Contractual     1.40%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class R6 Shares                                   Contractual     1.25%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.50%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2009     June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012     June 30, 2014
   Class S Shares                                    Contractual     1.90%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
Invesco Income Allocation Fund
   Class A Shares                                    Contractual     0.25%        May 1, 2012      April 30, 2015
   Class B Shares                                    Contractual     1.00%        May 1, 2012      April 30, 2015
   Class C Shares                                    Contractual     1.00%        May 1, 2012      April 30, 2015
   Class R Shares                                    Contractual     0.50%        May 1, 2012      April 30, 2015
   Class R5 Shares                                   Contractual     0.00%        May 1, 2012      April 30, 2015
   Class Y Shares                                    Contractual     0.00%        May 1, 2012      April 30, 2015
Invesco International Allocation Fund
   Class A Shares                                    Contractual     2.25%        May 1, 2012      June 30, 2014
   Class B Shares                                    Contractual     3.00%        May 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     3.00%        May 1, 2012      June 30, 2014
   Class R Shares                                    Contractual     2.50%        May 1, 2012      June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        May 1, 2012      June 30, 2014
   Class Y Shares                                    Contractual     2.00%        May 1, 2012      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- --------------
Invesco Mid Cap Core Equity Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014
Invesco Moderate Allocation Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class S Shares                                    Contractual     1.40%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Small Cap Growth Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------  ----------  -----------------  --------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2014
   Class Y Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2014
Invesco European Growth Fund
   Class A Shares                                    Contractual     2.25%      July 1, 2009      June 30, 2014
   Class B Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2014
   Class C Shares                                    Contractual     3.00%      July 1, 2009      June 30, 2014
   Class R Shares                                    Contractual     2.50%      July 1, 2009      June 30, 2014
   Class Y Shares                                    Contractual     2.00%      July 1, 2009      June 30, 2014
   Investor Class Shares                             Contractual     2.25%      July 1, 2009      June 30, 2014
Invesco Global Growth Fund
   Class A Shares                                    Contractual     2.25%     January 1, 2013    June 30, 2014
   Class B Shares                                    Contractual     3.00%     January 1, 2013    June 30, 2014
   Class C Shares                                    Contractual     3.00%     January 1, 2013    June 30, 2014
   Class R5 Shares                                   Contractual     2.00%     January 1, 2013    June 30, 2014
   Class R6 Shares                                   Contractual     2.00%     January 1, 2013    June 30, 2014
   Class Y Shares                                    Contractual     2.00%     January 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT            DATE
----                                                 ------------  ----------  -------------------- ------------------
Invesco Global Opportunities Fund
   Class A Shares                                    Contractual     1.36%       August 1, 2012     February 28, 2015
   Class C Shares                                    Contractual     2.11%       August 1, 2012     February 28, 2015
   Class R Shares                                    Contractual     1.61%       August 1, 2012     February 28, 2015
   Class R5 Shares                                   Contractual     1.11%       August 1, 2012     February 28, 2015
   Class R6 Shares                                   Contractual     1.11%     September 24, 2012   February 28, 2015
   Class Y Shares                                    Contractual     1.11%       August 1, 2012     February 28, 2015
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2009        June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2009        June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2009        June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2009        June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2009        June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2009        June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2009        June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2009        June 30, 2014
   Class R Shares                                    Contractual     2.50%        July 1, 2009        June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2009        June 30, 2014
   Class R6 Shares                                   Contractual     2.00%     September 24, 2012     June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2009        June 30, 2014
   Investor Class Shares                             Contractual     2.25%        July 1, 2009        June 30, 2014
Invesco International Growth Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2013        June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2013        June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2013        June 30, 2014
   Class R Shares                                    Contractual     2.50%        July 1, 2013        June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2013        June 30, 2014
   Class R6 Shares                                   Contractual     2.00%        July 1, 2013        June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2013        June 30, 2014
Invesco Select Opportunities Fund
   Class A Shares                                    Contractual     1.51%       August 1, 2012     February 28, 2015
   Class C Shares                                    Contractual     2.26%       August 1, 2012     February 28, 2015
   Class R Shares                                    Contractual     1.76%       August 1, 2012     February 28, 2015
   Class R5 Shares                                   Contractual     1.26%       August 1, 2012     February 28, 2015
   Class R6 Shares                                   Contractual     1.26%     September 24, 2012   February 28, 2015
   Class Y Shares                                    Contractual     1.26%       August 1, 2012     February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                                 ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                    Contractual     1.62%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.37%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     1.87%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.37%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.37%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.37%     December 17, 2013   December 31, 2015
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012       June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012       June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012       June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012       June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                                 ------------  ----------  ------------------- ------------------
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                    Contractual     1.22%     November 29, 2010     June 30, 2014
   Class B Shares                                    Contractual     1.97%     November 29, 2010     June 30, 2014
   Class C Shares                                    Contractual     1.97%     November 29, 2010     June 30, 2014
   Class R Shares                                    Contractual     1.47%     November 29, 2010     June 30, 2014
   Class R5 Shares                                   Contractual     0.97%     November 29, 2010     June 30, 2014
   Class R6 Shares                                   Contractual     0.97%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     0.97%     November 29, 2010     June 30, 2014
Invesco China Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2009       June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2009       June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2009       June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2009       June 30, 2014
Invesco Developing Markets Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2012       June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2012       June 30, 2014
   Class R6 Shares                                   Contractual     2.00%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                                    Contractual     1.85%        May 11, 2011     February 28, 2015
   Class C Shares                                    Contractual     2.60%        May 11, 2011     February 28, 2015
   Class R Shares                                    Contractual     2.10%        May 11, 2011     February 28, 2015
   Class R5 Shares                                   Contractual     1.60%        May 11, 2011     February 28, 2015
   Class R6 Shares                                   Contractual     1.60%     September 24, 2012  February 28, 2015
   Class Y Shares                                    Contractual     1.60%        May 11, 2011     February 28, 2015
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                    Contractual     1.24%       June 14, 2010     February 28, 2015
   Class B Shares                                    Contractual     1.99%       June 14, 2010     February 28, 2015
   Class C Shares                                    Contractual     1.99%       June 14, 2010     February 28, 2015
   Class R Shares                                    Contractual     1.49%       June 14, 2010     February 28, 2015
   Class Y Shares                                    Contractual     0.99%       June 14, 2010     February 28, 2015
   Class R5 Shares                                   Contractual     0.99%       June 14, 2010     February 28, 2015
   Class R6 Shares                                   Contractual     0.99%     September 24, 2012  February 28, 2015
Invesco Endeavor Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009       June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009       June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009       June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009       June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009       June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009       June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012       June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012       June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2012       June 30, 2014
Invesco Global Markets Strategy Fund/5/
   Class A Shares                                    Contractual     2.25%      August 28, 2013    December 16, 2013
   Class C Shares                                    Contractual     3.00%      August 28, 2013    December 16, 2013
   Class R Shares                                    Contractual     2.50%      August 28, 2013    December 16, 2013
   Class R5 Shares                                   Contractual     2.00%      August 28, 2013    December 16, 2013
   Class R6 Shares                                   Contractual     2.00%      August 28, 2013    December 16, 2013
   Class Y Shares                                    Contractual     2.00%      August 28, 2013    December 16, 2013

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                                 ------------  ----------  ------------------- ------------------
Invesco Global Markets Strategy Fund/5/
   Class A Shares                                    Contractual     1.80%     December 17, 2013   February 28, 2015
   Class C Shares                                    Contractual     2.55%     December 17, 2013   February 28, 2015
   Class R Shares                                    Contractual     2.05%     December 17, 2013   February 28, 2015
   Class R5 Shares                                   Contractual     1.55%     December 17, 2013   February 28, 2015
   Class R6 Shares                                   Contractual     1.55%     December 17, 2013   February 28, 2015
   Class Y Shares                                    Contractual     1.55%     December 17, 2013   February 28, 2015
Invesco Global Market Neutral Fund
   Class A Shares                                    Contractual     1.62%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.37%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     1.87%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.37%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.37%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.37%     December 17, 2013   December 31, 2015
Invesco Global Targeted Returns Fund
   Class A Shares                                    Contractual     1.71%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.46%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     1.96%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.46%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.46%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.46%     December 17, 2013   December 31, 2015
Invesco International Total Return Fund
   Class A Shares                                    Contractual     1.10%       March 31, 2006    February 28, 2015
   Class B Shares                                    Contractual     1.85%       March 31, 2006    February 28, 2015
   Class C Shares                                    Contractual     1.85%       March 31, 2006    February 28, 2015
   Class R5 Shares                                   Contractual     0.85%      October 3, 2008    February 28, 2015
   Class R6 Shares                                   Contractual     0.85%     September 24, 2012  February 28, 2015
   Class Y Shares                                    Contractual     0.85%       March 31, 2006    February 28, 2015
Invesco Long/Short Equity Fund
   Class A Shares                                    Contractual     1.87%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.62%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     2.12%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.62%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.62%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.62%     December 17, 2013   December 31, 2015
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                    Contractual     1.72%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.47%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     1.97%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.47%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.47%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.47%     December 17, 2013   December 31, 2015
Invesco Macro international Equity Fund
   Class A Shares                                    Contractual     1.43%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.18%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     1.68%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.18%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.18%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.18%     December 17, 2013   December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                                 ------------  ----------  ------------------- ------------------
Invesco Macro Long/Short Fund
   Class A Shares                                    Contractual     1.87%     December 17, 2013   December 31, 2015
   Class C Shares                                    Contractual     2.62%     December 17, 2013   December 31, 2015
   Class R Shares                                    Contractual     2.12%     December 17, 2013   December 31, 2015
   Class R5 Shares                                   Contractual     1.62%     December 17, 2013   December 31, 2015
   Class R6 Shares                                   Contractual     1.62%     December 17, 2013   December 31, 2015
   Class Y Shares                                    Contractual     1.62%     December 17, 2013   December 31, 2015
Invesco Pacific Growth Fund
   Class A Shares                                    Contractual     2.25%        July 1, 2012       June 30, 2014
   Class B Shares                                    Contractual     3.00%        July 1, 2012       June 30, 2014
   Class C Shares                                    Contractual     3.00%        July 1, 2012       June 30, 2014
   Class R Shares                                    Contractual     2.50%        July 1, 2012       June 30, 2014
   Class R5 Shares                                   Contractual     2.00%        July 1, 2012       June 30, 2014
   Class Y Shares                                    Contractual     2.00%        July 1, 2012       June 30, 2014
Invesco Premium Income Fund
   Class A Shares                                    Contractual     0.89%     December 13, 2011   February 28, 2015
   Class C Shares                                    Contractual     1.64%     December 13, 2011   February 28, 2015
   Class R Shares                                    Contractual     1.14%     December 13, 2011   February 28, 2015
   Class R5 Shares                                   Contractual     0.64%     December 13, 2011   February 28, 2015
   Class R6 Shares                                   Contractual     0.64%     September 24, 2012  February 28, 2015
   Class Y Shares                                    Contractual     0.64%     December 13, 2011   February 28, 2015
Invesco Select Companies Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009       June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009       June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009       June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009       June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009       June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009       June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class R6 Shares                                   Contractual     1.25%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Dynamics Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                                 ------------  ----------- ------------------- --------------
Invesco High Yield Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2013     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2013     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2013     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2013     June 30, 2014
   Class R6 Shares                                   Contractual     1.25%        July 1, 2013     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2013     June 30, 2014
   Investor Class Shares                             Contractual     1.50%        July 1, 2013     June 30, 2014
Invesco Limited Maturity Treasury Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class A2 Shares                                   Contractual     1.40%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Municipal Bond Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
   Investor Class Shares                             Contractual     1.50%        July 1, 2012     June 30, 2014
Invesco Real Estate Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2012     June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares                                    Contractual     1.40%        July 1, 2013     June 30, 2014
   Class C Shares                                    Contractual     1.75%/2/     July 1, 2013     June 30, 2014
   Class R Shares                                    Contractual     1.75%        July 1, 2013     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2013     June 30, 2014
   Class R6 Shares                                   Contractual     1.25%        July 1, 2013     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2013     June 30, 2014
Invesco U.S. Government Fund
   Class A Shares                                    Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%        July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.25%        July 1, 2012     June 30, 2014
   Investor Class Shares                             Contractual     1.50%        July 1, 2012     June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------  ----------  -----------------  --------------
Invesco American Value Fund
   Class A Shares                                    Contractual     2.00%       July 1, 2013     June 30, 2014
   Class B Shares                                    Contractual     2.75%       July 1, 2013     June 30, 2014
   Class C Shares                                    Contractual     2.75%       July 1, 2013     June 30, 2014
   Class R Shares                                    Contractual     2.25%       July 1, 2013     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%       July 1, 2013     June 30, 2014
   Class R6 Shares                                   Contractual     1.75%       July 1, 2013     June 30, 2014
   Class Y Shares                                    Contractual     1.75%       July 1, 2013     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION    CURRENT LIMIT          DATE
----                                                 ------------  ----------  ------------------- ----------------
Invesco Comstock Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012      June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class R Shares                                    Contractual     2.25%        July 1, 2012      June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012      June 30, 2014
   Class R6 Shares                                   Contractual     1.75%     September 24, 2012   June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012      June 30, 2014
Invesco Energy Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009      June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2009      June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009      June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2009      June 30, 2014
Invesco Dividend Income Fund
   Class A Shares                                    Contractual     1.10%      February 6, 2013   August 31, 2014
   Class B Shares                                    Contractual     1.85%      February 6, 2013   August 31, 2014
   Class C Shares                                    Contractual     1.85%      February 6, 2013   August 31, 2014
   Class R5 Shares                                   Contractual     0.85%      February 6, 2013   August 31, 2014
   Class R6 Shares                                   Contractual     0.85%      February 6, 2013   August 31, 2014
   Class Y Shares                                    Contractual     0.85%      February 6, 2013   August 31, 2014
   Investor Class Shares                             Contractual     1.10%      February 6, 2013   August 31, 2014
Invesco Gold & Precious Metals Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2009      June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2009      June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2009      June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2009      June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                                    Contractual     1.15%       July 15, 2013      July 31, 2015
   Class B Shares                                    Contractual     1.90%       July 15, 2013      July 31, 2015
   Class C Shares                                    Contractual     1.90%       July 15, 2013      July 31, 2015
   Class R Shares                                    Contractual     1.40%       July 15, 2013      July 31, 2015
   Class R5 Shares                                   Contractual     0.90%       July 15, 2013      July 31, 2015
   Class R6 Shares                                   Contractual     0.90%       July 15, 2013      July 31, 2015
   Class Y Shares                                    Contractual     0.90%       July 15, 2013      July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012      June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012      June 30, 2014
Invesco Technology Fund
   Class A Shares                                    Contractual     2.00%        July 1, 2012      June 30, 2014
   Class B Shares                                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     2.75%        July 1, 2012      June 30, 2014
   Class R5 Shares                                   Contractual     1.75%        July 1, 2012      June 30, 2014
   Class Y Shares                                    Contractual     1.75%        July 1, 2012      June 30, 2014
   Investor Class Shares                             Contractual     2.00%        July 1, 2012      June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                                    Contractual     2.00%     February 12, 2010    June 30, 2014
   Class B Shares                                    Contractual     2.75%     February 12, 2010    June 30, 2014
   Class C Shares                                    Contractual     2.75%     February 12, 2010    June 30, 2014
   Class Y Shares                                    Contractual     1.75%     February 12, 2010    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------  ----------  -----------------  --------------
Invesco Value Opportunities Fund
   Class A Shares                                    Contractual     2.00%       July 1, 2012     June 30, 2014
   Class B Shares                                    Contractual     2.75%       July 1, 2012     June 30, 2014
   Class C Shares                                    Contractual     2.75%       July 1, 2012     June 30, 2014
   Class R Shares                                    Contractual     2.25%       July 1, 2012     June 30, 2014
   Class R5 Shares                                   Contractual     1.75%       July 1, 2012     June 30, 2014
   Class Y Shares                                    Contractual     1.75%       July 1, 2012     June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------  ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012      June 30, 2014
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                    Contractual     0.80%      July 1, 2013      June 30, 2014
   Class B Shares                                    Contractual     1.55%      July 1, 2013      June 30, 2014
   Class C Shares                                    Contractual     1.55%      July 1, 2013      June 30, 2014
   Class Y Shares                                    Contractual     0.55%      July 1, 2013      June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2013      June 30, 2014
   Class B Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2014
   Class C Shares                                    Contractual     2.25%      July 1, 2013      June 30, 2014
   Class Y Shares                                    Contractual     1.25%      July 1, 2013      June 30, 2014
   Investor Class                                    Contractual     1.50%      July 15, 2013     June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     2.25%      July 1, 2012      June 30, 2014
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Tax-Free Intermediate Fund
   Class A Shares                                    Contractual     1.50%      July 1, 2012      June 30, 2014
   Class A2 Shares                                   Contractual     1.25%      July 1, 2012      June 30, 2014
   Class C Shares                                    Contractual     2.25%      June 30, 2013     June 30, 2014
   Class R5 Shares                                   Contractual     1.25%      July 1, 2012      June 30, 2014
   Class Y Shares                                    Contractual     1.25%      July 1, 2012      June 30, 2014

                           INVESCO SECURITIES TRUST

                                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                                 ------------  ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund     Contractual     1.15%    January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                        as of December 17, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/
              ---------------------------------------------------

                         SHORT-TERM INVESTMENTS TRUST

                                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                               ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                        Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                                  Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                           Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                                 Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class                             Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class                       Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                        Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                                   Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                                  Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class                           Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                                 Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                             Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class                       Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class                        Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                                   Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                                  Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                        as of December 17, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                    --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                      Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares                                      Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                      Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                                     Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                      Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                                     Contractual     1.01%     May 1, 2014     April 30, 2015
Invesco V.I. Comstock Fund
   Series I Shares                                      Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                                     Contractual     1.03%     May 1, 2013     April 30, 2015
Invesco V.I. Core Equity Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                                      Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                                     Contractual     1.00%     July 1, 2005    April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                      Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares                                      Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     1.75%     July 1, 2012    June 30, 2014

                                                        as of December 17, 2013

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco V.I. Global Core Equity Fund
   Series I Shares                                      Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     2.50%     July 1, 2012    June 30, 2014
Invesco V.I. Global Health Care Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                                      Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     1.75%     May 1, 2013     June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares                                      Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                                     Contractual     1.03%     May 1, 2013     April 30, 2015
Invesco V.I. High Yield Fund
   Series I Shares                                      Contractual     0.80%     May 2, 2011     April 30, 2014
   Series II Shares                                     Contractual     1.05%     May 2, 2011     April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares                                      Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     2.50%     July 1, 2012    June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                      Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     1.34%     July 1, 2012    June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares                                      Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     1.75%     May 1, 2013     June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                                      Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                                     Contractual     2.25%     July 1, 2012    June 30, 2014

                                                        as of December 17, 2013

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco V.I. Small Cap Equity Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Technology Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2012     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2012     June 30, 2014
Invesco V.I. Managed Volatility Fund*
   Series I Shares                                      Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                                     Contractual     1.28%    April 30, 2014   April 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares                                      Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                     Contractual     2.25%     May 1, 2013     June 30, 2014

* The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                        as of December 17, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS
                        ------------------------------

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust       Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust             Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust               Contractual     0.46%   October 15, 2012  October 31, 2014